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                                                                   EXHIBIT 99.01
                                                                   -------------


                                REVOCABLE PROXY
                       FIRST UNITED SAVINGS BANK, F.S.B.
                         ANNUAL MEETING OF SHAREHOLDERS

                               OCTOBER 31, 1995

    The undersigned hereby appoints the Board of Directors of First United Savings Bank, f.s.b., or the majority of such directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of First United Savings Bank, f.s.b., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the DePauw University Memorial Student Union Building, Greencastle, Indiana, on Tuesday, October 31, 1995, at 2:00 P.M., and at any and all adjournments thereof, as follows:

1. The election as directors of all nominees listed below, except as marked to the contrary.
                   [_] FOR                  [_] VOTE WITHHELD

INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below:

                  Earl E. Clodfelter        William M. Marley
                          (each for a three year term)

2. Approval and adoption of Amended and Restated Agreement of Affiliation and Merger among First United Savings Bank, f.s.b., Old National Bancorp, First Citizens Bank & Trust Company and ONB Interim Federal Savings Bank.

           [_] FOR             [_] AGAINST              [_] ABSTAIN

    In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSITIONS.



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    This proxy may be revoked at any time prior to the voting thereof.

    The undersigned acknowledges receipt from First United, prior to the execution of this proxy, of notice of the Meeting, a proxy statement and an Annual Report to shareholders.

    THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


                                 Date_____________________________, 1995


                                 _______________________________________________
                                 Print Name of Shareholder


                                 _______________________________________________
                                 Signature of Shareholder


                                 _______________________________________________
                                 Print Name of Shareholder


                                 _______________________________________________
                                 Signature of Shareholder

                                 Please sign as your name appears on the
                                 envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

   PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE